Fifth Third Bank | All Rights Reserved
Morgan Stanley
U.S. Financials 2010 Conference
Supplemental Materials
February 2, 2010
Please refer to earnings release dated January 21, 2010 for further information, including full results reported on a U.S. GAAP basis
Exhibit 99.1

Fifth Third Bank | All Rights Reserved
231%
137%
107%
104%
86%
69%
52%
44%
38% 37%
32%
27% 27%
USB WFC MTB PNC BBT FITB CMA HBAN KEY RF ZION STI MI
Strong earnings power
Core PPNR (Annualized) / Risk Weighted Assets
Core PPNR (Annualized) / Average Loans
3.8%
3.7%
3.1%
2.8%
2.4%
2.2%
2.1%
1.4% 1.4%
1.3%
1.1% 1.1% 1.1%
USB WFC BBT PNC MTB FITB HBAN RF ZION MI STI CMA KEY
Peer average: 2.1%
Source: SNL and company reports. PPNR excludes securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, goodwill impairment charges, and other non-recurring items where appropriate. NPAs exclude loans held-for-sale for all banks and covered assets for BBT, USB, and ZION.
Uses previous quarter RWA where 4Q09 RWA is not yet disclosed.
Core PPNR (Annualized) / NPAs
Core PPNR (Annualized) / Average Assets
3.3%
3.1%
2.4%
2.2% 2.2%
2.0%
1.7%
1.4%
1.2%
1.1% 1.1%
1.0%
0.9%
USB WFC PNC MTB BBT FITB HBAN ZION CMA MI RF STI KEY
Peer average: 1.8%
Peer average: 77%
4.8%
4.7%
4.1%
3.5%
2.9% 2.9%
2.4%
1.8%
1.6% 1.6%
1.5%
1.4% 1.4%
WFC USB PNC BBT FITB MTB HBAN ZION RF CMA KEY STI MI
Peer average: 2.7%

Fifth Third Bank | All Rights Reserved
Strong capital position
with significantly greater capital growth than peers
Source: SNL and company reports. MTB ratios as of 09/30/2009.
Tier 1 Common Ratio
8.5%
8.2%
7.7%
7.5% 7.5%
7.2%
6.8%
6.7%
6.5% 6.5%
6.0%
5.5%
7.0%
BBT CMA STI MI KEY RF FITB USB HBAN ZION WFC PNC MTB
Peer average: 7.0%
Tier 1 Common Ratio YOY Growth (bps)
334
263
184
182
169
166
120
110 110
63
22
-52
143
WFC FITB KEY STI USB HBAN  BBT PNC CMA MI RF ZION MTB
Peer average: 129 bps
373
237
211
187
167
157
129
124
121
107
86
16
-32
WFC FITB BBT USB STI PNC MI CMA KEY HBAN RF ZION MTB
Tier 1 Ratio Excluding TARP YOY Growth (bps)
Peer average: 137 bps
Robust regulatory capital position #2 of regional banks in capital ratio growth since 4Q08
7.5%
7.7%
7.7%
8.2%
8.3%
8.8% 8.8%
9.3%
9.6% 9.6%
9.8%
9.9%
11.5%
BBT FITB KEY USB STI WFC CMA HBAN PNC RF MI ZION MTB
Peer average w/
TARP: 11.1%
Peer average
w/o TARP: 8.9%
Tier 1 Capital Ratio (with and without TARP)
10.3%
8.4%
11.1%
11.6%
11.5%
12.1%
12.5%
12.9%
12.7%
13.3%

Fifth Third Bank | All Rights Reserved
Strong tangible capital position
particularly given reserves and coverage of problem assets
Source: SNL and company reports. NPAs excluding loans held-for-sale and covered assets.
*Uses 3Q09 data where 4Q09 data is not yet disclosed.
(NPAs + >90s - Reserves) / TCE
Tier 1 Leverage Excluding TARP*
Peer average: 7.9%
Peer average: 17%
Tangible Common Equity / Tangible Assets
Peer average: 6.2%
(NPAs + >90s) / (TCE + Reserves)
Peer average: 39%
Exceptionally strong tangible equity ratios If NPAs and 90+ delinquencies were charged against reserves, net remainder would represent 1% of TCE
8.0%
7.6%
6.6%
6.5%
6.1%
6.0% 6.0%
5.7%
5.4%
5.1% 5.1%
4.3%
8.1%
MI CMA KEY STI FITB ZION RF BBT HBAN WFC USB MTB PNC
29% 29%
34% 34%
38% 38%
40%
42%
44% 44%
50%
53%
24%
CMA KEY USB FITB MTB BBT WFC MI RF PNC STI HBAN ZION
9.6%
9.1%
8.5% 8.5%
8.0%
7.7%
7.4%
7.3%
7.2%
6.9%
6.4%
7.9%
CMA FITB KEY USB BBT STI WFC ZION MTB HBAN PNC MI RF
1%
3% 3%
9%
15%
17%
19%
20% 20%
21%
25%
29%
30%
FITB USB KEY CMA WFC MTB PNC RF BBT MI HBAN STI ZION
9.3%

Fifth Third Bank | All Rights Reserved
7.9%
7.6% 7.6%
7.3%
7.1%
6.6%
6.3% 6.3% 6.3%
5.8%
5.7%
5.5%
5.0%
CMA BBT KEY FITB USB RF STI MI WFC HBAN PNC ZION MTB
Strong capital position
* Reserves and NPAs adjusted for assumed 35% taxes to place on same basis as capital.
Source: SNL and company reports. NPAs exclude loans held-for-sale and covered assets. MI 4Q09 total capital ratio estimated. MTB Tier 1 Common and Total Capital ratios as of 09/30/2009.
(Tier 1 Common + AT Reserves* – AT NPAs*) / RWA
Peer average: 6.5%
Total Capital Ratio Excluding TARP
Strong total capital ratios excluding TARP Fifth Third’s solid Tier 1 position has been reduced by its strong reserve build – if reserves in excess of
NPAs were added to Tier 1 common equity, FITB
would rank 4 of 13 regional banks
15.7%
14.1%
14.0%
13.3% 13.3%
13.1%
12.9%
12.4%
11.9%
11.2% 11.2% 11.2%
10.4%
BBT FITB KEY CMA WFC STI USB RF PNC MTB HBAN MI ZION
Peer average: 12.5%
th

Fifth Third Bank | All Rights Reserved
Industry leading reserve levels
Reserves / NPAs
Reserves / Loans
Peer average: 78%
Source: SNL and company reports. NPLs and NPAs exclude loans held-for-sale.
Reserves / Net Charge-offs (Annualized)
Reserves / NPLs
Peer average: 90%
Peer average: 113%
Peer average: 3.1%
163%
152%
133%
132%
131%
114%
113% 113%
109%
95%
89%
83%
65%
MTB PNC BBT FITB ZION USB WFC RF CMA STI KEY HBAN MI
148%
127%
116%
100%
96%
89%
83%
77% 77%
75%
66%
58%
89%
USB FITB KEY WFC BBT PNC RF CMA HBAN ZION MI MTB STI
4.3%
4.0%
3.8%
3.4%
3.4%
3.2%
3.1%
2.7%
2.6%
2.5%
2.3%
1.7%
4.9%
FITB KEY HBAN ZION RF MI PNC WFC STI USB BBT CMA MTB
130%
116%
106%
89%
80%
76% 76%
72%
66%
62% 62%
61%
51%
USB FITB KEY WFC PNC CMA RF HBAN ZION MTB BBT MI STI

Fifth Third Bank | All Rights Reserved
Credit metrics trending in-line with peers
Source: SNL and company reports. NPAs exclude loans held-for-sale and covered assets.
Year-over-year NCO Growth versus peers
Peer average: 122%
NPA ratio versus peers
Net charge-off ratio versus peers
Year-over-year NPA growth versus peers
Peer average: 100%
0.5%
1.5%
2.5%
3.5%
4.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
FITB Peer Average
3.2%
3.2%
1.4%
2.5%
2008 2009
FITB Peer Average
34%
46% 49%
85%
95%
100%
107% 108%
113%
132%
198%
403%
(5%)
FITB MTB RF MI CMA HBAN KEY STI BBT USB WFC ZION PNC
27%
31%
36% 37%
62%
67%
75%
97%
105%
108%
192%
207% 216%
HBAN CMA MI STI FITB MTB KEY USB ZION BBT PNC WFC RF

Fifth Third Bank | All Rights Reserved
Commercial real estate exposure is lower than most peers,
with stronger capital and reserve position
CRE / TCE
CRE / Assets
Peer average: 309%
Source: SNL and company reports.
CRE / (TCE + Reserves)
CRE / Loans
Peer average: 27%
Peer average: 229%
Peer average: 19%
14%
13%
12%
11%
11%
9%
34%
15%
16%
24%
24%
25%
30%
MI MTB ZION RF CMA KEY HBAN FITB STI USB BBT WFC PNC
43%
40%
38%
33%
32%
26%
21%
20%
19%
18%
17% 17%
15%
MI MTB RF CMA ZION KEY HBAN FITB STI BBT USB WFC PNC
420%
419% 418%
294%
264%
255%
247%
218%
212%
205%
195%
192%
632%
MTB RF MI ZION CMA HBAN PNC USB KEY FITB WFC STI BBT
500%
317%
304%
279%
244%
181%
175%
164%
160%
153%
151% 149%
140%
MTB MI RF ZION CMA USB HBAN PNC KEY STI BBT WFC FITB

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.